BORROWINGS	6 Months Ended
Jun. 30, 2021
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
a) Corporate Borrowings
Brookfield Infrastructure has a $1.975 billion senior unsecured revolving credit facility used for general working capital purposes including acquisitions. The $1.975 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 29, 2026. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on LIBOR plus 1.2%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 13 basis points per annum. As at June 30, 2021, draws on the credit facility were $nil (2020: $1,131 million) and $64 million of letters of credit were issued (2020: $63 million).

	Maturity(2)	Annual Rate(2)	Currency	As of
				June 30, 2021	December 31, 2020
Corporate revolving credit facility	June 29, 2026	LIBOR plus 1.2%	US$	$—	$1,131
Corporate revolving credit facility	April 14, 2022	LIBOR plus 1.2%	US$	—	—
Commercial paper	July 14, 2021	0.4%	US$	496	—

Non-current:
Medium-term notes(1):
Public - Canadian	February 22, 2024	3.3%	C$	242	236
Public - Canadian	February 22, 2024	3.3%	C$	323	314
Public - Canadian	September 11, 2028	4.2%	C$	565	550
Public - Canadian	October 9, 2029	3.4%	C$	565	550
Public - Canadian	September 1, 2032	2.9%	C$	403	392
Subordinated notes(1):
Public - United States	May 24, 2081	5.0%	US$	250	—
				2,844	3,173
Deferred financing costs and other				(22)	(15)
Total				$2,822	$3,158
1.Refer to Note 13, Subsidiary Public Issuers, for further details.
2.Maturity and annual rate associated with our commercial paper program represents a weighted average of all outstanding obligations as of June 30, 2021.
Brookfield Infrastructure has entered into a $500 million revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility automatically renews for four consecutive one-year terms, which would result in the facility ultimately maturing on February 8, 2023. Brookfield has the option to terminate the agreement prior to February 8 each year by providing Brookfield Infrastructure with written notice. Loans under this facility accrued interest on LIBOR plus 1.8% and no commitment fees were incurred for any undrawn balance. As of June 30, 2021, there were $nil (2020: $nil) borrowings outstanding.
On May 24, 2021, Brookfield Infrastructure Finance ULC issued $250 million of subordinated notes maturing May 24, 2081, with a coupon of 5.0%.
On February 24, 2021, Brookfield Infrastructure established a U.S. commercial paper program under which a subsidiary of our partnership may issue unsecured commercial paper notes up to a maximum aggregate amount outstanding at any time of $500 million. Proceeds from the commercial paper issuances are supplemented by our corporate credit facilities. As of June 30, 2021, there were $496 million of borrowing outstanding (2020: $nil).
On September 1, 2020, Brookfield Infrastructure Finance ULC issued C$500 million of medium-term notes maturing September 1, 2032 with a coupon of 2.9% per annum. On October 6, 2020, the proceeds were used to early redeem C$450 million of medium-term notes maturing March 11, 2022.
On April 14, 2020, the partnership secured an incremental $1.0 billion syndicated revolving credit facility. The facility was secured to fund new investment opportunities that may arise while other sources of capital, including asset sales, are delayed. The facility matures on April 14, 2022 and all amounts not previously repaid will be due on such date. All obligations under the facility are guaranteed by our partnership and its subsidiary, BIPC Holdings Inc. Loans under this facility accrue interest at LIBOR plus 1.2% with an annual unused commitment fee of 13 basis points. As of June 30, 2021, the balance remains undrawn (2020: $nil).
On April 7, 2020, Brookfield Infrastructure Finance ULC, a wholly owned subsidiary of Brookfield Infrastructure, issued C$400 million of medium-term notes. C$200 million of the medium-term notes mature September 11, 2028 and have a coupon rate of 4.2% per annum. These notes were issued at a premium with an effective interest rate of 4.1% per annum. The remaining C$200 million medium term notes mature on October 9, 2029 and have a coupon rate of 3.4% per annum. These notes were issued at a discount with an effective interest rate of 4.1%.
The decrease in corporate borrowings during the six-month period ended June 30, 2021 is attributable to net repayments on the revolving credit facility of $1.1 billion, partially offset by the issuance of $250 million subordinated notes, net proceeds of $496 million from our commercial paper program, and the impact of a stronger Canadian dollar relative to the U.S. dollar.
b) Non-Recourse Borrowings

	As of
US$ MILLIONS	June 30, 2021	December 31, 2020
Current	$1,332	$1,551
Non-current	18,667	18,469
Total	$19,999	$20,020
Non-recourse borrowings have remained relatively consistent as compared to December 31, 2020. The impact from recent dispositions and $0.5 billion of non-recourse borrowings reclassified as held for sale was offset by $1.1 billion of additional net borrowings primarily associated with our recent acquisitions and growth initiatives